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                           LB Series Fund, Inc.

                             Form N-SAR for
                          Period Ended 12-31-00


                            INDEX TO EXHIBITS


EXHIBIT NO.                        ITEM
-----------       -----------------------------------------------------

    77.B.         Report on internal control by Independent Public
                    Accountants

    77.Q.1(a)     By-laws of LB Series Fund, Inc.

    77.Q.1(e)     Subadvisory Contract

    77.Q.1(i)     Description of Matters Submitted to a Vote of
                    Security Holders